UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): March 5, 2017
KAISER ALUMINUM CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-52105	94-3030279
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

27422 Portola Parkway, Suite 200
	Foothill Ranch, California	92610-2831
	(Address of Principal Executive Offices)	(Zip Code)

(949) 614-1740
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.
2017 Base Salary

On March 5, 2017, the compensation committee (the “Compensation Committee”) of the board of directors of Kaiser Aluminum Corporation (the “Company”) approved the annual base compensation of the Company's executive officers, effective April 1, 2017, including the annual base compensation of the executive officers of the Company identified below (the “Named Executive Officers”) for 2017.

Name and Position	Base Salary
Jack A. Hockema	$915,000
Chief Executive Officer and Chairman of the Board

Keith A. Harvey	$535,000
President and Chief Operating Officer

Daniel J. Rinkenberger	$455,000
Executive Vice President and Chief Financial Officer

John M. Donnan	$426,000
Executive Vice President - Legal, Compliance and Human Resources

John Barneson	$375,000
Senior Vice President - Corporate Development

2017 Incentive Compensation

On March 5, 2017, the Compensation Committee also approved a short-term incentive plan for 2017 (the “2017 STI Plan”) and a long-term incentive program for the 2017 through 2019 performance period (the “2017 - 2019 LTI Plan”). The structure, terms and objectives of the 2017 STI Plan and 2017 - 2019 LTI Plan are described in more detail below and generally consistent with the structure, terms and objectives of the 2016 short-term incentive plan and the 2016-2018 long-term incentive program with the exception of the addition of a third performance metric applicable to the performance shares granted under the 2017 - 2019 LTI Plan.

2017 STI Plan

The 2017 STI Plan is designed to reward participants for achieving certain adjusted earnings before interest, taxes, depreciation and amortization performance goals determined based on the return on the Company's adjusted net assets. Similar to the short-term incentive plan approved by the Compensation Committee in 2016, the 2017 STI Plan includes modifiers for safety, quality, delivery and cost performance, and permits, subject to the maximum payout opportunity described below, adjustments to individual awards based on actual performance, including individual, facility, and/or functional area performance.

The 2017 STI Plan provides for (1) a threshold performance level below which no payout is made, a target performance level at which the target award is available and a performance level at or above which the maximum payout is available, and (2) minimum and maximum payout opportunities ranging from zero up to three times the target payout amount. The table below sets forth the estimated future payouts that can be earned by each of the Named Executive Officers under the 2017 STI Plan below the threshold performance level and at the threshold, target and maximum performance levels.

Name	Below Threshold	Threshold	Target	Maximum
Jack A. Hockema	$0	$315,000	$630,000	$1,890,000
Keith A. Harvey	$0	$217,500	$435,000	$1,305,000
Daniel J. Rinkenberger	$0	$150,000	$300,000	$900,000
John M. Donnan	$0	$142,500	$285,000	$855,000
John Barneson	$0	$85,000	$170,000	$510,000
The preceding description of the 2017 STI Plan is qualified in its entirety by the Kaiser Aluminum Fabricated Products 2017 Short-Term Incentive Plan for Key Managers Summary, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
2017 - 2019 LTI Plan
The 2017 - 2019 LTI Plan is designed to reward participants with (i) a fixed number of time-vested restricted stock units and (ii) a fixed number of performance shares that vest, if at all, based on the Company's achievement of the performance objectives described below. The performance objective for 40% of the performance shares is based on the Company's total shareholder return ("TSR") performance relative to its peer companies (the "Peer Group") in the S&P 600 Small Cap Materials index, for 40% of the performance shares is based Company's total controllable cost performance (“Controllable Cost”), and for 20% of the performance shares is based on the Company's economic value added ("EVA") performance, determined based on the Company's adjusted pre-tax operating income in excess of a capital charge, each over the 2017 through 2019 performance period.
The restricted stock units issued to members of senior management, including the Named Executive Officers, subject to certain limited exceptions, vest on March 5, 2020, and entitle the participant to receive one share of the Company’s common stock for each vesting restricted stock unit. The 2017 - 2019 LTI Plan provides for minimum and maximum vesting opportunities ranging from zero up to two times the pro rata portion of the target number of performance shares depending upon the Company's performance. Each performance share that becomes earned and vested entitles the participant to receive one share of the Company's common stock.
On March 5, 2017, the Compensation Committee approved the following grants of restricted stock units and performance shares, effective as of March 5, 2017, to the Named Executive Officers pursuant to the terms of the 2017 - 2019 LTI Plan:

Name	Number of Restricted Stock Units (1)	Total Number of Performance Shares (2)
Jack A. Hockema	10,509	44,625
Keith A. Harvey	4,955	24,032
Daniel J. Rinkenberger	4,596	10,977
John M. Donnan	3,985	9,520
John Barneson	3,277	7,827
_______________

(1)
The restrictions on 100% of the restricted stock units granted will lapse on March 5, 2020 or earlier if the Named Executive Officer's employment terminates as a result of death or disability or in the event of a change in control of the Company. If the Named Executive Officer's employment is terminated by the Named Executive Officer on or after retirement at age 65 or older, the restricted stock units granted will remain outstanding and the restrictions on a pro-rated portion of such units, determined based on the number of days the Named Executive Officer was employed by the Company during the restriction period, will lapse on March 5, 2020.

(2)
The tables below set forth the aggregate number of performance shares that will become vested for each of the Named Executive Officers under the 2017 - 2019 LTI Plan below the threshold performance levels and at the threshold, target and maximum performance levels based on the Company’s performance objectives described above:

Name	Below Threshold	Threshold	Target	Maximum
Jack A. Hockema	0	11,156	22,312	44,625
Keith A. Harvey	0	6,008	12,016	24,032
Daniel J. Rinkenberger	0	2,744	5,488	10,977
John M. Donnan	0	2,380	4,760	9,520
John Barneson	0	1,956	3,913	7,827
_______________
The number of performance shares, if any, that are earned will be determined based on the Company performance and will vest on the later to occur of March 5, 2020 and the date on which the Compensation Committee approves the multipliers for the performance shares based on the Company's achievement of each of the performance objectives described above. Notwithstanding the foregoing, the respective target number of performance shares will be earned and immediately vest if prior to December 31, 2019 the Named Executive Officer's employment terminates as a result of death or disability, and if there is a change in control of the Company before December 31, 2019, the number of performance shares, if any, that are earned will be determined based on the Company's achievements during the performance period through the date of such change in control and will immediately vest on such date. However, if the Named Executive Officer's employment is terminated by the Company without cause or is voluntarily terminated by the Named Executive Officer for good reason, the number of performance shares, if any, that are earned will be determined based on the actual performance achieved during the performance period and will vest as described above. If the Named Executive Officer's employment is terminated by the Named Executive Officer on or after normal retirement at age 65 or older, the number of performance shares, if any, that are earned will be determined based on the actual performance achieved during the performance period and pro-rated for the number of days the Named Executive Officer was employed by the Company during the performance period.

The grants of restricted stock units and performance shares were made pursuant to the Company's 2016 Equity and Incentive Compensation Plan (the “Equity Plan”). A copy of the Equity Plan is filed as Exhibit 10.1 to the Current Report on Form 8-K, filed by the Company on May 26, 2016. The form of Restricted Stock Unit Award Agreement used to evidence the grants of restricted stock units made to the Company's executive officers under the 2017 - 2019 LTI Plan is attached hereto as Exhibit 10.2 and incorporated herein by reference. The form of Performance Shares Award Agreement used to evidence the grants of performance shares made to the Company's executive officers under the 2017 - 2019 LTI Plan is filed as Exhibits 10.3 hereto and incorporated herein by reference. A summary of the performance objectives for determining the number of performance shares earned under the 2017 - 2019 LTI Plan is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Amendment to 2016 Restricted Stock Unit Award Agreement

Effective as of March 8, 2017, the agreements evidencing restricted stock units granted to Messrs. Hockema and Barneson pursuant to the long-term incentive program for the 2016 through 2018 performance period were amended.  After giving effect to the amendment, (1) the restrictions on 100% of such restricted stock units will lapse on March 5, 2019 or earlier if such Named Executive Officer's employment terminates as a result of death or disability, the Named Executive Officer's employment is terminated by the Company without cause, the Named Executive Officer's employment is voluntarily terminated by him for good reason or in the event of a change in control of the Company and (2) the restrictions on a pro rata portion of such restricted stock units, determined based on the number of days the Named Executive Officer was employed by the Company during the restriction period, will lapse earlier if such Named Executive Officer retires during the restriction period, with the balance of such restricted stock units being forfeited upon such retirement.  The form of amendment is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
Number	Description
10.1	Kaiser Aluminum Fabricated Products 2017 Short-Term Incentive Plan For Key Managers Summary.
10.2	2017 Form of Executive Officer Restricted Stock Unit Award Agreement.
10.3	2017 Form of Executive Officer Performance Shares Award Agreement.
10.4	Kaiser Aluminum Corporation 2017 - 2019 Long-Term Incentive Plan Management Objectives and Formula for Determining Performance Shares Earned Summary.
10.5	Form of Amendment to 2016 Restricted Stock Unit Award Agreement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER ALUMINUM CORPORATION (Registrant)

By:	/s/ Cherrie I. Tsai
Cherrie I. Tsai Vice President, Deputy General Counsel, and Corporate Secretary
Date: March 9, 2017